Exhibit 10.54

SECOND AMENDMENT TO THE
MASTER NONQUALIFIED PLAN TRUST AGREEMENT

THIS SECOND AMENDMENT (this “Second Amendment”) to the Master Nonqualified Plan Trust Agreement (the “Trust Agreement”) by and between Weingarten Realty Investors, a real estate investment trust organized under the laws of the State of Texas (the “Company”) and Reliance Trust Company, a trust company organized under the laws of the State of Georgia (the “Trustee”) is hereby adopted, effective as stated herein.

W I T N E S S E T H:

WHEREAS, the Company and the Trustee entered into the Trust Agreement on August 1, 2006; and

WHEREAS, Section 13(a) of the Trust Agreement provides for the amendment of the Trust Agreement by written instrument executed by the Company and the Trustee; and

WHEREAS, the Company has notified the Trustee of the Company’s removal of the Trustee under the Trust Agreement with respect to the Weingarten Realty Investors Deferred Compensation Plan, effective as of the close of business August 31, 2009; and

WHEREAS, it is the intention of the Company that the Trustee continue to serve as Trustee under the Trust Agreement with respect to the Weingarten Realty Investors Supplemental Executive Retirement Plan and the Weingarten Realty Investors Retirement Benefit Restoration Plan; and

WHEREAS, the Company and the Trustee now desire to amend the Trust Agreement to reflect such change;

NOW, THEREFORE, Exhibit A to the Trust Agreement is hereby amended, effective as of the close of business August 31, 2009, to be and read as follows:

“EXHIBIT A

PARTICIPATING PLANS

Weingarten Realty Investors Supplemental Executive Retirement Plan

Weingarten Realty Investors Retirement Benefit Restoration Plan”

Except as specifically amended hereby, the Trust Agreement shall remain in full force and effect as prior to this Second Amendment.

IN WITNESS WHEREOF, the Company and the Trustee have caused this Second Amendment to be duly executed as of the 4th day of August, 2009.

WEINGARTEN REALTY INVESTORS

By:	/s/ Stephen C. Richter
Stephen C. Richter
Its:	Executive Vice Pres., Chief Financial Officer

RELIANCE TRUST COMPANY

By:	/s/ Lorraine K. Saunders
Lorraine K. Saunders
Its:	Trust Officer